EXHIBIT 1.A


                      Chrysler Financial Company L.L.C.

                      $[ ] Principal Amount At Maturity
                         [Description of Securities]

                         Form of Underwriting Agreement


                                                           New York, New York
                                                                       [Date]
[Name of Underwriter(s)]
[Address of Underwriter(s)]

Ladies and Gentlemen:

           Chrysler Financial Company L.L.C., a Michigan limited liability company (the "Company"), proposes to sell to the underwriters named in
Schedule II hereto (the "Underwriters"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture dated as of February 15, 1988, as supplemented, between Chrysler Financial Corporation ("CFC") and Manufacturers Hanover Trust Company, which has been succeeded by United States Trust Company of New York as successor trustee (the "Trustee"), and as further supplemented by a supplemental indenture dated as of October __, 1998, between the Company (as successor to CFC) and the Trustee (such indenture as so supplemented and as the same may be amended or supplemented or restated from time to time, the "Indenture").

           The Securities will be issuable in registered form. This Agreement relates only to the sale of, and your obligations hereunder shall be applicable only with respect to, Securities issuable in registered form.

           1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with, each Underwriter that:

                (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") registration statements on such Form (the file numbers of which are set forth in Schedule I hereto), which have become effective, for the registration under the Act of the Securities. Such registration statements, as amended at the date of this Agreement, meet the requirements set forth in Rule 415(a)(1)(x) under the Act and comply in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act a supplement to the form of prospectus included in such registration statements relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration





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           statements, including the exhibits thereto, as amended at the date of this Agreement, are hereinafter, collectively, called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "Preliminary Final Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the
           Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

                (ii) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date (as hereinafter defined), the Registration Statement or any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.


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                (iii) The documents incorporated or deemed to be incorporated by reference in the Final Prospectus, at the time they were filed or hereafter are filed with the Commission at or prior to the Closing Date, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act (the
           "Exchange Act Regulations"), and, when read together with the other information in the Final Prospectus, at the time the Registration Statement and any amendments thereto became or become effective and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission under the Act (the "Securities Act Regulations") which have not been so filed or incorporated by reference.

                (iv) Deloitte & Touche LLP the accountants who certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Securities Act Regulations.

                (v) The financial statements, including the notes thereto, and supporting schedules included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                (vi) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the business or the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Company or any of its consolidated subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its consolidated subsidiaries considered as one enterprise.

                (vii) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Michigan with full power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign limited liability company to transact business and is in good


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           standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not materially adversely affect the conduct of the business or the condition (financial or otherwise) or the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise.

                (viii) Each subsidiary of the Company which is set forth in
           Schedule IV hereto (each individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated (in the case of Subsidiaries which are corporations) or duly organized (in the case of Subsidiaries which are limited liability companies) and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as the case may be), has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation or limited liability company (as the case may be) to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not materially adversely affect the conduct of the business or the condition (financial or otherwise) or the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Subsidiary which is a corporation, and all of the issued and outstanding membership interests of each Subsidiary which is a limited liability company, has been duly authorized and validly issued, is fully paid and non-assessable; and the capital stock of each such Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                (ix) Neither the Company nor any of its Subsidiaries is in violation of its articles of organization or operating agreement (in the case of the Company or Subsidiaries which are limited liability companies) or its charter or by-laws (in the case of Subsidiaries which are corporations) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them may be bound, or to which any of the property or assets of it or any of them is subject, the effect of which in the aggregate might result in a material adverse change in the conduct of the business or the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the Indenture and the Securities, and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its


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           subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the articles of organization or operating agreement (in the case of the Company or Subsidiaries which are limited liability companies) or the charter or by-laws (in the case of Subsidiaries which are corporations) or other corresponding organizational documents of the Company or any of its Subsidiaries or any applicable law, administrative regulation or administrative or court decree.

                (x) The merger of CFC with and into the Company became effective on October __, 1998 (the "Merger"), with the Company being the surviving entity.

                (xi) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to result in a material adverse change in the conduct of the business or the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise.

                (xii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company (or CFC) or any of its subsidiaries, which is required to be disclosed in the Prospectus or which might result in any material adverse change in the business or the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company (or CFC) or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                (xiii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder or the consummation by the Company of any of the other transactions contemplated hereby, except such as may be required under the Act, the Securities Act Regulations or state securities laws for the Securities and the qualification of the Indenture under the Trust Indenture Act.

                (xiv) The Securities have been duly authorized, and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof, pursuant to Delayed Delivery Contracts,


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           in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

                (xv) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

                (xvi) This Agreement has been duly authorized, executed and delivered by the Company.

                (xvii) Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any securities of the Company.

           (b) Any certificate designated as such signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

           2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees severally and not jointly to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if
Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

           If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the


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minimum principal amount set forth in Schedule I hereto, and the aggregate principal amount number of Contract Securities may not exceed the maximum aggregate principal amount number set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount that shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

           3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made at the location, in the currency, on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Underwriters shall designate), which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Underwriters for the respective accounts of the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by a check or checks in Federal funds or by wire transfer of immediately available funds to an account specified by the Company. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Underwriters may request not less than the business day prior to the Closing Date.

           The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

           4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

           5. Agreements of the Company. The Company agrees with the several Underwriters that:

                (a) Prior to the termination of the offering of the Securities the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus, unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be mailed to the Commission for filing pursuant to Rule 424(b) or will cause the Final Prospectus to be filed with the Commission pursuant to said Rule. The Company will promptly advise the Underwriters (i) when the Final Prospectus shall have been transmitted to the Commission for filing pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Securities


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           shall have become effective, (iii) of any request by the
           Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Company will also promptly cause each such amendment or supplement to be filed with each securities exchange, if any, on which any of the Securities are listed.

                (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed or conformed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

                (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that the Company will not be obligated to qualify to do business as a foreign limited liability company in any state in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

                (f) Until the business day following the Closing Date, the Company will not, without the consent of the Underwriters, offer, sell or contract to sell, or announce the offering of, any debt securities or warrants to purchase debt securities covered by the


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           Registration Statement or any other registration statement filed by the Company under the Act.

           6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered to the Underwriters pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or mailed for filing with the Commission not later than 5:00 PM, New York City time, on the business day following the date hereof.

                (b) The Company shall have furnished to the Underwriters the opinion of Christopher A. Taravella, Esq., General Counsel for the Company, dated the Closing Date, to the effect that:

                     (i) the Company has been duly organized and each of the
                Subsidiaries has been duly organized (in the case of Subsidiaries which are limited liability companies) or duly incorporated (in the case of Subsidiaries which are corporations) and the Company and each of its Subsidiaries are validly existing as a limited liability company or a corporation (as the case may be) in good standing under the laws of the jurisdiction in which it is organized or incorporated (as the case may be), which jurisdiction is set forth in Schedule IV hereto, with full power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign limited liability company or corporation (as the case may be) and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not materially affect the financial condition, earnings, prospects, business or properties of the Company and its consolidated subsidiaries considered as one enterprise; and a duly authorized and executed certificate of merger with respect to the Merger has been duly filed with the Secretary of State of the State of Michigan and the Merger has become effective under the laws of the State of Michigan;

                     (ii) neither the Company nor any of the Subsidiaries is
                in violation of any term or provision of (A) any articles of organization or operating agreement (in the case of the Company or Subsidiaries which are limited liability companies) or any charter or by-law (in the case of Subsidiaries which are corporations), (B) to the best knowledge of such counsel, any franchise, license, permit, judgment, decree or order, or (C) any applicable statute, rule or regulation, which violation in any case referred to in clause (A), (B) or (C) above, is material to the financial


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                condition, earnings, prospects, business or properties of the
                Company and its consolidated subsidiaries considered as one enterprise;

                     (iii) to the best knowledge of such counsel, no default
                exists and no event has occurred which with notice, lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, which default is or would be material to the financial condition, earnings, prospects, business or properties of the Company and its consolidated subsidiaries considered as one enterprise;

                     (iv) to the best knowledge of such counsel, there is no
                pending or threatened action or suit or judicial, arbitral, rule-making or other administrative or other proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or which would affect in any material respect the financial condition, earnings, prospects, business or properties of the Company or any of the Subsidiaries, in any such case which is of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus;

                     (v) this Agreement has been duly authorized, executed
                and delivered by the Company, and the Indenture and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company, and constitute legal, valid and binding instruments enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); the Indenture has been duly qualified under the Trust Indenture Act, the Securities have been duly authorized and, when executed and authenticated or countersigned in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof, pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                     (vi) the Registration Statement and any amendments
                thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;


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                     (vii) the Securities and the Indenture conform in all
                material respects to the descriptions thereof contained in or incorporated by reference into the Final Prospectus;

                     (viii) each document filed pursuant to the Exchange Act
                and incorporated or deemed to be incorporated by reference in the Final Prospectus complied when so filed as to form in all material respects with the Exchange Act and the Exchange Act Regulations;

                     (ix) the information in the Final Prospectus under the
                captions "Description of Notes", "Description of Debt Securities" and "Limitations on Issuance of Bearer Securities and Bearer Warrants" to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

                     (x) no consent, approval, authorization, registration,
                declaration or filing, or order of any court or government authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters, except such as have been obtained or rendered, as the case may be, or as may be required under the state securities laws;

                     (xi) to the best of such counsel's knowledge, neither
                the filing of the Registration Statement nor the offering of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied for or relating to the registration of any securities of the Company;

                     (xii) the Company has all requisite power and authority,
                has taken all requisite corporate action, and has received and is in compliance with all governmental, judicial and other authorizations, approvals and orders, necessary to enter into this Agreement, the Indenture and any Delayed Delivery Contracts, to carry out the provisions and conditions of such agreements and the transactions contemplated in such agreements, to issue and sell the Securities in the manner contemplated herein and in the Registration Statement and the Final Prospectus, except for such approvals or authorizations as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters;

                     (xiii) to such counsel's knowledge, there are no
                contracts, indentures, mortgages, loan agreements, notes, leases or other instruments of the Company (or CFC) required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto and the descriptions thereof or references thereto are correct;

                     (xiv) neither the issue and sale of the Securities in
                the manner contemplated herein and in the Registration Statement and the Final Prospectus, nor the execution, delivery and performance by the Company of this Agreement, the Indenture and any Delayed Delivery Contracts, or the consummation of any other of the transactions contemplated in such agreements will conflict with, result in a breach of, or constitute a default under the articles of incorporation or operating agreement (in the case of the Company or Subsidiaries which are limited liability companies) or charter or by-laws (in the case of Subsidiaries which are corporations) or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or any statute applicable to the Company or any of the Subsidiaries or any order, decree, rule or regulation known to such counsel to be applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator; and

                     (xv) neither the issue and sale of the Securities in the
                manner contemplated herein and in the Final Prospectus nor the execution, delivery and performance by the Company of this Agreement and the Indenture nor the consummation of any other of the transactions contemplated herein and therein, will violate any banking, currency, exchange or other provision of the laws of the United States applicable to the Company or the Securities.

                     Such counsel shall state that nothing has come to the
                attention of such counsel to cause such counsel to believe that the Registration Statement or any amendment thereof (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) at the time it became effective and at the date of this Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief), at the time the Final Prospectus or any such amendment or supplement was issued or at the Closing Date, included or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                     In rendering such opinion, such counsel may rely (A) as
                to matters involving the application of the laws of any jurisdiction other than the State of Michigan or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and who are satisfactory to the Underwriters (provided that such counsel states that the Underwriters are justified in relying upon such specified opinion or opinions), and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

                (c) The Underwriters shall have received from Brown & Wood LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, this Agreement, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (d) The Company shall have furnished to the Underwriters a certificate of the Company, signed by an executive officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:

                     (i) the representations and warranties of the Company in
                this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                     (ii) no stop order suspending the effectiveness of the
                Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                     (iii) except as disclosed in the Final Prospectus, since
                the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition, financial or otherwise or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or of Chrysler Corporation and its consolidated subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business.

                (e) Chrysler Corporation shall have furnished to the Underwriters a certificate of Chrysler Corporation, signed by an executive officer of Chrysler Corporation, dated the Closing Date, to the effect that the signers of such certificate have examined the disclosures contained in the Final Prospectus under the headings "Information Concerning Chrysler Corporation" and (i) such disclosures do not contain as of the date of such certificate an untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (ii) no event has occurred as of the date of such certificate that would require such disclosures to be amended or supplemented to comply with the Act or the rules thereunder.

                (f) At the time this Agreement is executed and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the date of this Agreement and as of the Closing Date, in a form heretofore agreed upon by the Underwriters and Deloitte & Touche LLP.

                (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any changes in senior term, subordinated term and other debt of the Company and its Subsidiaries or capital stock of the Company or decreases in shareholders' investment of the Company and its Subsidiaries or decreases in total revenues or in total or per share amounts of earnings before income taxes or of net earnings of the Company and its Subsidiaries or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of Chrysler Corporation and its consolidated subsidiaries considered as one enterprise or the Company and its consolidated subsidiaries considered as one enterprise and the effect of which, in any case referred to in clause (i) or (ii) of this paragraph
           (g), is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

                (h) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

                (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

           If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

           7. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement and of each amendment thereto, (ii) the printing or reproduction of this Agreement and the Indenture, (iii) the printing or reproduction, preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Final Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of any Blue Sky Survey and any Legal Investment Survey, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, (ix) any fees payable in connection with the rating of the Securities, and (x) the fees and expenses, if any, incurred in connection with the listing of the securities on the New York Stock Exchange or any other national exchange.

           If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

           8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them, as such expenses are incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Underwriters specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its managers, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise
have. The Company acknowledges that the statements set forth in [           ]
constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity.

           (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph
(a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

           (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in
Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in the agreement among underwriters relating to the offering of the

Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each manager of the Company shall have the same rights to contribution as the Company, subject in each case to clause (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

           9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of securities set forth opposite their names in
Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

           10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time
(i) trading in any of the Company's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the United States financial markets is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities.

           11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, managers or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

           12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed,
delivered or telegraphed and confirmed to them at [           ], attention of:
[       ]; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 27777 Franklin Road, Southfield, Michigan 48034, attention of: Secretary. No purchaser of any Securities from any Underwriter or purchaser of any Contract Securities from the Company shall be deemed to be a successor solely by reason of such purchase.

           13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and managers and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

           14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

           If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                    Very truly yours,

                                    CHRYSLER FINANCIAL COMPANY L.L.C.



                                    By:__________________________________
                                       Name:
                                       Title:



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


[NAME(S) of LEAD UNDERWRITERS]


BY:  [                     ]
     For itself and the other Underwriters
     named in Schedule II to the foregoing
     Agreement.


     By: _________________________
         Name:
         Title:

                                  SCHEDULE I


Underwriting Agreement dated [                    ]

Registration Statement No(s). [                          ]

Title, Purchase Price and Description of Securities:

           Title:  [                    ]
           Principal amount and currency:  $[              ]

           Purchase price and currency (include accrued
           interest or amortization, if any):  Price to Public: [   ]

           Underwriting Discount:  [  ]%
           Accrued interest, if any, [date] to date of  delivery

           Sinking fund provisions: [     ]
           Redemption provisions: [      ]


Closing Date and Location:  [                     ]





                                   Sch I-1

                                 SCHEDULE II


                                                              Principal Amount
                                                               of Securities
                     Underwriters                              to be Purchased
                     ------------                             ----------------

[                    ]........................................................

[                    ]........................................................

[                    ]........................................................


Total.......................................................  $[             ]









                                   Sch II-1

                                 SCHEDULE III

                          DELAYED DELIVERY CONTRACT

                                                                       [Date]

[Name/address
of Lead Representative]

Ladies and Gentlemen:

           The undersigned hereby agrees to purchase from Chrysler Financial Company L.L.C. (the "Company"), and the Company agrees to sell to the undersigned, on , 19 (the "Delivery Date"), aggregate principal amount of the Company's (the "Securities"), to be issued under an indenture dated as of , , between the Company and , as trustee, as supplemented to the date hereof. The Securities are offered by the Company's Prospectus dated , 19 , and related Prospectus Supplement dated , 19 , receipt of a copy of which is hereby acknowledged. The Securities are offered at a purchase price of % of the principal amount thereof, plus accrued interest or amortization of original issue discount, if any, thereon from , 19 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

           Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next-day funds or, if such funds are not available, in any other method for value on the next succeeding business day, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

           The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited under the laws of the jurisdiction to which the undersigned is subject, and
(2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and




                                  Sch III-1
make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

           This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

           It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

           This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,



                                          ___________________________________
                                                  (Name of Purchaser)



                                          By:________________________________
                                             (Signature and Title of Officer)



                                          ___________________________________
                                                       (Address)


Accepted:

Chrysler Financial Company L.L.C.



By:______________________________
      (Authorized Signature)











                                  Sch III-2

                                 SCHEDULE IV

                                 SUBSIDIARIES
                                      OF
                      CHRYSLER FINANCIAL COMPANY L.L.C.
















                                   Sch IV-1